                                                                      Exhibit 99

                             LETTER OF TRANSMITTAL

                                 OM GROUP, INC.

                           OFFER FOR ALL OUTSTANDING
                   9 1/4% SENIOR SUBORDINATED NOTES DUE 2011
                                IN EXCHANGE FOR
                   9 1/4% SENIOR SUBORDINATED NOTES DUE 2011
                  REGISTERED UNDER THE SECURITIES ACT OF 1933
                   PURSUANT TO THE PROSPECTUS DATED    , 2002

         THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT. NEW YORK CITY
      TIME, ON           , 2002, UNLESS EXTENDED (THE "EXPIRATION DATE").
                  TENDERS MAY BE WITHDRAWN PRIOR TO THAT TIME.

                                  Delivery To:

                      THE BANK OF NEW YORK, EXCHANGE AGENT

          By Hand Before 4:30 p.m.:                   By Registered or Certified Mail:
             The Bank of New York                           The Bank of New York
               15 Broad Street                                15 Broad Street
        Securities Window Street Level                 Securities Window Street Level
              New York, NY 10007                             New York, NY 10007
                                                    Attention: Reorganization Department

     By Hand or Overnight Delivery after                 By Facsimile Transmission
      4:30 p.m. on the Expiration Date:              (for Eligible Institutions only):
             The Bank of New York                              (212) 235-2256
               15 Broad Street
        Securities Window Street Level                  Attention: Customer Service
              New York, NY 10007                           Confirm by Telephone:
            For Information Call:                              (800) 548-5075
                (212) 235-2360

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THE ADDRESS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN TO THE FACSIMILE NUMBER SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that it has received the Prospectus, dated
          , 2002 (the "Prospectus"), of OM Group, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to the registered holders thereof (the "Holders") to exchange an aggregate principal amount of up to $400,000,000 of the Company's 9 1/4% Senior Subordinated Notes due 2011 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's issued and outstanding 9 1/4% Senior Subordinated Notes due 2011 (the "Original Notes").

     For each Original Note accepted for exchange, the Holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Original Notes or, if no interest has been paid on the Original Notes, from the date of issue of the Original Notes. Original Notes accepted for exchange will cease to accrue interest from and after the date of completion of the Exchange Offer. Holders of Original Notes whose Original Notes are accepted for exchange will be deemed to have waived their right to receive the accrued interest on the Original Notes. Accordingly, registered Holders of Exchange Notes on the relevant record date for the first interest payment date following the completion of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Original Notes or, if no interest has been paid on the Original Notes, from the date of issue of the Original Notes.

     This Letter is to be completed by a Holder of Original Notes either if certificates are to be forwarded herewith or if a tender of certificates for Original Notes, if available, is to be made by book-entry transfer to the account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant. Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Original Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1.

     Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     THE UNDERSIGNED HAS COMPLETED THE APPROPRIATE BOXES BELOW AND SIGNED THIS LETTER TO INDICATE THE ACTION THE UNDERSIGNED DESIRES TO TAKE WITH RESPECT TO THE EXCHANGE OFFER.

     LIST BELOW THE ORIGINAL NOTES TO WHICH THIS LETTER RELATES. IF THE SPACE PROVIDED BELOW IS INADEQUATE, THE CERTIFICATE NUMBERS AND PRINCIPAL AMOUNT OF ORIGINAL NOTES SHOULD BE LISTED ON A SEPARATE SIGNED SCHEDULE AFFIXED HERETO.

------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF ORIGINAL NOTES
------------------------------------------------------------------------------------------------------------
                                                                        AGGREGATE
                                                                        PRINCIPAL
       NAME(S) AND ADDRESS(ES) OF                                       AMOUNT OF             PRINCIPAL
          REGISTERED HOLDER(S)                  CERTIFICATE              ORIGINAL               AMOUNT
       (PLEASE FILL IN, IF BLANK)                NUMBER(S)*              NOTE(S)              TENDERED**
------------------------------------------------------------------------------------------------------------
                                          __________________________________________________________________

                                          __________________________________________________________________

                                          __________________________________________________________________
                                            Total
------------------------------------------------------------------------------------------------------------

   * Need not be completed if Original Notes are being tendered by book-entry transfer.

  ** Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Original
     Notes represented by the Original Notes indicated in column 2. See Instruction 2. Original Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution __________________________________________

     Account Number _________________  Transaction Code Number ______________

     By crediting the Original Notes to the Exchange Agent's account at the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent's Message in which the Holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s) ________________________________________

     Window Ticket Number (if any) __________________________________________

     Date of Execution of Notice of Guaranteed Delivery _____________________

     Name of Institution Which Guaranteed Delivery __________________________

     If Delivered by Book-Entry Transfer, Complete the Following:

     Account Number _________________  Transaction Code Number ______________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name: __________________________________________________________________

     Address: _______________________________________________________________

     ________________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Original Notes indicated above. Subject to and effective upon the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Original Notes, with full power of substitution, among other things, to cause the Original Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when the Original Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Original Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the Holder of such Original Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the Holder of such Original Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Original Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in the distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any Holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such Holder (i) may not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, it applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Original Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)

To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Exchange Notes and/or Original Notes to:

Name(s)________________________________________________________________________
                             (Please Type or Print)

_______________________________________________________________________________
                             (Please Type or Print)

Address _______________________________________________________________________

_______________________________________________________________________________
                                    (Zip Code)



              (COMPLETE SUBSTITUTE FORM W-9)

[ ] Credit unexchanged Original Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

_________________________________________________________________________
               (Book-Entry Transfer Facility Account
                       Number, if applicable)



                         SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)

To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Original Notes" on this Letter above.

Mail Exchange Notes and/or Original Notes to:

Name(s) ______________________________________________________________________
                              (Please Type or Print)

______________________________________________________________________________
                              (Please Type or Print)

Address ______________________________________________________________________

______________________________________________________________________________
                                   (Zip Code)

     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

               (Complete Accompanying Substitute Form W-9 Below)

X _____________________________________________________   ________________, 2002

X _____________________________________________________   ________________, 2002
                   (Signature(s) of Owner)                     (Date)

Area Code and Telephone Number _________________________________________________

     If a Holder is tendering any Original Notes, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s): ______________________________________________________________________
                             (Please Type or Print)

Capacity: _____________________________________________________________________

Address: ______________________________________________________________________
                              (Including Zip Code)


                              SIGNATURE GUARANTEE
                         (If required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution: ______________________________________________________
                                        (Authorized Signature)

________________________________________________________________________________
                                    (Title)

________________________________________________________________________________
                                (Name and Firm)

Dated:                , 2002

                                  INSTRUCTIONS

                FORMING PART OF THE TERMS AND CONDITIONS OF THE
                           OFFER FOR ALL OUTSTANDING
          9 1/4% SENIOR SUBORDINATED NOTES DUE 2011 OF OM GROUP, INC.
                              IN EXCHANGE FOR THE
          9 1/4% SENIOR SUBORDINATED NOTES DUE 2011 OF OM GROUP, INC.
                  REGISTERED UNDER THE SECURITIES ACT OF 1933

1. DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

     This Letter is to be completed by Holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent (as defined above) and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered Original Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     Holders whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to 12:00 midnight, New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, the certificates for all physically tendered Original Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Original Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

     The method of delivery of this Letter, the Original Notes and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Original Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 12:00 midnight, New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

     If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled "Description of Original Notes -- Principal Amount Tendered." A reissued certificate representing the balance of non-tendered Original Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered Holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered Holder or Holders of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any non-tendered Original Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Original Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Original Notes are tendered: (i) by a registered Holder of Original Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the Holder of such Original Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering Holders of Original Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and or substitute certificates evidencing Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address of the person signing this Letter.

5. TAXPAYER IDENTIFICATION NUMBER.

     Federal income tax law generally requires that a tendering Holder whose Original Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 31% of the amount of any reportable payments made after the exchange to such tendering Holder of Exchange Notes. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each tendering Holder of Original Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such Holder is awaiting a TIN), the Holder is a U.S. Person (including a U.S. resident alien) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding.

     Exempt Holders of Original Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. A foreign individual and other exempt holders (i.e., corporations) should certify, in accordance with the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9," to such exempt status on the Substitute Form W-9 provided in this Letter of Transmittal. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

6. TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Original Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Original Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Original Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this Letter.

7. WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Original Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES.

     Any Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. WITHDRAWAL RIGHTS.

     Tenders of Original Notes may be withdrawn at any time prior to 12:00 midnight, New York City time, on the Expiration Date.

     For a withdrawal of a tender of Original Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 12:00 midnight, New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Original Notes to be withdrawn (the "Depositor"), (ii) identify the Original Notes to be withdrawn (including certificate number or numbers and the principal amount of such Original Notes), (iii) contain a statement that such Holder is withdrawing his election to have such Original Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Original Notes register the transfer of such Original Notes in the name of the person withdrawing the tender and (v) specify the name in which such Original Notes are registered, if different from that of the Depositor. If Original Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Original Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly re-tendered. Any Original Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus, such Original Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Original Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Notes may be re-tendered by following the procedures described above at any time on or prior to 12:00 midnight, New York City time, on the Expiration Date.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

--------------------------------------------------------------------------------------------------
                                PAYER'S NAME: THE BANK OF NEW YORK
--------------------------------------------------------------------------------------------------
                                PART 1 -- PLEASE PROVIDE YOUR
                                TIN IN THE BOX AT RIGHT AND        TIN: __________________________
                                CERTIFY BY SIGNING AND DATING            Social Security Number
                                BELOW.                                        OR Employer
                                                                         Identification Number
                                ------------------------------------------------------------------
                                PART 2 -- CERTIFICATION -- Under the penalties of perjury, I certify that:
                                (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me),
                                (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding; or (b) I have not been notified
         SUBSTITUTE                 by the Internal Revenue Service (the "IRS") that I am subject
          FORM W-9                  to backup withholding as a result of a failure to report all
     Department of the              interest or dividends; or (c) the IRS has notified me that I
          Treasury                  am no longer subject to backup withholding,
          Internal               (3) I am a U.S. person (including a U.S. resident alien, and
          Revenue                (4) any other information provided on this form is true and
          Service                    correct.
                                PART 3 -- TIN Applied For [ ]
      Payer's Request
        for Taxpayer
       Identification
       Number ("TIN")
     and Certification          __________________________________________________________________

                                 SIGNATURE _____________________________  DATE ___________________

--------------------------------------------------------------------------------------------------

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE:  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
--------------------------------------------------------------------------------

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31% of all reportable payments made to me thereafter will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding.

 SIGNATURE ___________________________________   DATE _________________________

--------------------------------------------------------------------------------

                         NOTICE OF GUARANTEED DELIVERY
                                 IN RESPECT OF
                   9 1/4% SENIOR SUBORDINATED NOTES DUE 2011
                                       OF
                                 OM GROUP, INC.

     This form or one substantially equivalent hereto must be used to accept the offer (the "Exchange Offer") of OM Group, Inc. (the "Company") made pursuant to
the Prospectus, dated           , 2002 (the "Prospectus"), if certificates for
the outstanding 9 1/4% Senior Subordinated Notes due 2011 of the Company ("Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York, as exchange agent (the "Exchange Agent") prior to 12:00 midnight, New York City time, on the expiration date (as defined below) of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below.

           THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
        CITY TIME, ON           , 2002, UNLESS EXTENDED (THE "EXPIRATION
              DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THAT TIME.

                                  Delivery To:

                      THE BANK OF NEW YORK, EXCHANGE AGENT

          By Hand Before 4:30 p.m.:                   By Registered or Certified Mail:
             The Bank of New York                           The Bank of New York
               15 Broad Street                                15 Broad Street
        Securities Window Street Level                 Securities Window Street Level
              New York, NY 10007                             New York, NY 10007
                                                    Attention: Reorganization Department

     By Hand or Overnight Delivery after                 By Facsimile Transmission
      4:30 p.m. on the Expiration Date:              (for Eligible Institutions only):
             The Bank of New York                              (212) 235-2256
               15 Broad Street
        Securities Window Street Level                  Attention: Customer Service
              New York, NY 10007                           Confirm by Telephone:
            For Information Call:                              (800) 548-5075
                (212) 235-2360

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THE ADDRESS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN TO THE FACSIMILE NUMBER SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

LADIES AND GENTLEMEN:

     The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the principal amount of Original Notes set forth below, pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

     Subject to and effective upon acceptance for exchange of the Original Notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Original Notes tendered hereby. In the event of a termination of the Exchange Offer, the Original Notes tendered pursuant thereto will be returned to the tendering Original Note holder promptly.

     The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Prospectus and the Letter of Transmittal, has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                            PLEASE SIGN AND COMPLETE

Signature(s) of the Registered Holder(s) or
Authorized Signatory:
________________________________________________________________________________

________________________________________________________________________________

Name(s) of Registered Holder(s):
________________________________________________________________________________

________________________________________________________________________________



Principal Amount of Original Notes Tendered:

________________________________________________________________________________


Certificate No(s). of Original Notes (if available):

________________________________________________________________________________

________________________________________________________________________________

Address(es): ___________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


Area Code and Telephone No.

________________________________________________________________________________


If Original Notes will be delivered by a book-entry transfer, provide the following information:

Transaction Code No.: __________________________________________________________

Depository Account No.:_________________________________________________________

     This instrument must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name:        ___________________________________________________________________

             ___________________________________________________________________


Capacity:    ___________________________________________________________________

             ___________________________________________________________________

Address(es): ___________________________________________________________________

             ___________________________________________________________________

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


________________________________________________________________________________
                                  Name of Firm

________________________________________________________________________________
                              Authorized Signature

________________________________________________________________________________
                                     Title

Name:
________________________________________________________________________________
                             (Please Type or Print)

________________________________________________________________________________
                                    Address

________________________________________________________________________________
                                    Zip Code

Area Code and Telephone No. ____________________________________________________

Dated:__________________________________________________________________________


NOTE: DO NOT SEND THE ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR EXECUTED LETTER OF TRANSMITTAL.

                                 OM GROUP, INC.

                           OFFER FOR ALL OUTSTANDING
                   9 1/4% SENIOR SUBORDINATED NOTES DUE 2011
                                IN EXCHANGE FOR
                   9 1/4% SENIOR SUBORDINATED NOTES DUE 2011
                  REGISTERED UNDER THE SECURITIES ACT OF 1933

         THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
      TIME, ON           , 2002, UNLESS EXTENDED (THE "EXPIRATION DATE").
                  TENDERS MAY BE WITHDRAWN PRIOR TO THAT TIME.

To: Brokers, Dealers, Commercial Banks,
    Trust Companies and Other Nominees:

     OM Group, Inc. (the "Company") is offering, upon and subject to the terms
and conditions set forth in the Prospectus, dated          , 2002 (the
"Prospectus"), and the enclosed letter of transmittal (the "Letter of Transmittal"), to exchange (the "Exchange Offer") its 9 1/4% Senior Subordinated Notes due 2011, which have been registered under the Securities Act of 1933, as amended, for all of its outstanding 9 1/4% Senior Subordinated Notes due 2011 ("Original Notes"). The Exchange Offer is being made in order to satisfy certain obligations of the Company contained in the Registration Rights Agreement, dated December 12, 2001, by and among the Company and the subsidiary guarantors and initial purchasers referred to therein.

     We are requesting that you contact your clients for whom you hold Original Notes regarding the Exchange Offer. For your information and for forwarding to your clients for whom you hold Original Notes registered in your name or in the name of your nominee, or who hold Original Notes registered in their own names, we are enclosing the following documents:

     1. Prospectus dated           , 2002;

     2. The Letter of Transmittal for your use and for the information of your clients;

     3. A Notice of Guaranteed Delivery to be used to accept the Exchange Offer if certificates for Original Notes are not immediately available or time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date or if the procedure for book-entry transfer cannot be completed on a timely basis;

     4. A form of letter that may be sent to your clients for whose account you hold Original Notes registered in your name or the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer;

     5. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9; and

     6. Return envelopes addressed to The Bank of New York, the Exchange Agent for the Exchange Offer.

          YOUR PROMPT ACTION IS REQUESTED BEFORE THE EXPIRATION DATE.

     To participate in the Exchange Offer, a duly executed and properly completed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), with any required signature guarantees and any other required documents, should be sent to the Exchange Agent and certificates representing the Original Notes should be delivered to the Exchange Agent, all in accordance with the instructions set forth in the Letter of Transmittal and the Prospectus.

     If a registered holder of Original Notes desires to tender, but such Original Notes are not immediately available, or time will not permit such holder's Original Notes or other required documents to reach the Exchange

Agent before the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected by following the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

     The Company will, upon request, reimburse brokers, dealers, commercial banks and trust companies for reasonable and necessary costs and expenses incurred by them in forwarding the Prospectus and the related documents to the beneficial owners of Original Notes held by them as nominee or in a fiduciary capacity. The Company will pay or cause to be paid all stock transfer taxes applicable to the exchange of Original Notes pursuant to the Exchange Offer, except as set forth in Instruction 6 of the Letter of Transmittal.

     Any inquiries you may have with respect to the Exchange Offer, or requests for additional copies of the enclosed materials, should be directed to The Bank of New York, the Exchange Agent for the Exchange Offer, at its address and telephone number set forth on the front of the Letter of Transmittal.

                                          Very truly yours,

                                          OM GROUP, INC.

     NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF THE COMPANY OR THE EXCHANGE AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF EITHER OF THEM WITH RESPECT TO THE EXCHANGE OFFER, EXCEPT FOR STATEMENTS EXPRESSLY MADE IN THE PROSPECTUS OR THE LETTER OF TRANSMITTAL.

Enclosures

                                 OM GROUP, INC.

                           OFFER FOR ALL OUTSTANDING
                   9 1/4% SENIOR SUBORDINATED NOTES DUE 2011
                                IN EXCHANGE FOR
                   9 1/4% SENIOR SUBORDINATED NOTES DUE 2011
                  REGISTERED UNDER THE SECURITIES ACT OF 1933

         THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
      TIME, ON           , 2002, UNLESS EXTENDED (THE "EXPIRATION DATE").
                  TENDERS MAY BE WITHDRAWN PRIOR TO THAT TIME.

To Our Clients:

     Enclosed for your consideration is a Prospectus, dated           , 2002
(the "Prospectus"), and the Letter of Transmittal (the "Letter of Transmittal") relating to the offer (the "Exchange Offer") of OM Group, Inc. (the "Company") to exchange its 9 1/4% Senior Subordinated Notes due 2011, which have been registered under the Securities Act of 1933, as amended (the "Exchange Notes"), for all of its outstanding 9 1/4% Senior Subordinated Notes due 2011 (the "Original Notes"), upon the terms and subject to the conditions described in the Prospectus and the Letter of Transmittal. The Exchange Offer is being made in order to satisfy certain obligations of the Company contained in the Registration Rights Agreement, dated December 12, 2001, by and among the Company and the subsidiary guarantors and initial purchasers referred to therein.

     This material is being forwarded to you as the beneficial owner of the Original Notes held by us for your account but not registered in your name. A TENDER OF SUCH ORIGINAL NOTES MAY ONLY BE MADE BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS.

     Accordingly, we request instructions as to whether you wish us to tender on your behalf the Original Notes held by us for your account, pursuant to the terms and conditions set forth in the enclosed Prospectus and Letter of Transmittal.

     Your instructions should be forwarded to us as promptly as possible in order to permit us to tender the Original Notes on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer will expire at
12:00 midnight, New York City time, on           , 2002, unless extended by the
Company. Any Original Notes tendered pursuant to the Exchange Offer may be withdrawn at any time before the Expiration Date.

     Your attention is directed to the following:

     1. The Exchange Offer is for any and all of the Original Notes.

     2. The Exchange Offer is subject to certain conditions set forth in the Prospectus in the section captioned "The Exchange Offer -- Conditions to the Exchange Offer."

     3. Any transfer taxes incident to the transfer of the Original Notes from the holder to the Company will be paid by the Company, except as otherwise provided in Instruction 6 of the Letter of Transmittal.

     4. The Exchange Offer expires at 12:00 midnight, New York City time, on
                              , 2002, unless extended by the Company.

     If you wish to have us tender your Original Notes, please so instruct us by completing, executing and returning to us the instruction form on the back of this letter. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR INFORMATION ONLY AND MAY NOT BE USED DIRECTLY BY YOU TO TENDER THE ORIGINAL NOTES.

                          INSTRUCTIONS WITH RESPECT TO
                               THE EXCHANGE OFFER

     The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Exchange Offer made by OM Group, Inc. with respect to its Original Notes.

     This will instruct you to tender the Original Notes held by you for the account of the undersigned, upon and subject to the terms and conditions set forth in the Prospectus and the related Letter of Transmittal.

     The undersigned expressly agrees to be bound by the enclosed Letter of Transmittal and that such Letter of Transmittal may be enforced against the undersigned.

     Please tender the Original Notes held by you for my account as indicated below:

     [ ]  Please tender all Original Notes held by you for my account.

     [ ]  Please tender $          Aggregate Principal Amount of Original Notes
          held by you for my account.

     [ ]  Please do not tender any Original Notes held by you for my account.

     Dated:           , 2002

Signature(s): _________________________________________________________________

Print Name(s) here: ___________________________________________________________

Print Address(es): ____________________________________________________________

Area Code and Telephone Number(s): ____________________________________________

Tax Identification or Social Security Number(s): ______________________________

     None of the Original Notes held by us for your account will be tendered unless we receive written instructions from you to do so. Unless a specific contrary instruction is given in the space provided, your signature(s) hereon shall constitute an instruction to us to tender all the Original Notes held by us for your account.


                                        2